Exhibit 99.2

CANOO 1 INVESTOR PRESENTATION AUGUST 2020

CANOO

# DISCLAIMERS

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "proposed business combination") between Canoo Holdings Ltd. ("Canoo") and Hennessy Capital Acquisition Corp. IV ("Hennessy Capital" or "HCAC") and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will Canoo, Hennessy Capital or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Canoo nor Hennessy Capital has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Canoo or the proposed business combination. Viewers of this presentation should each make their own evaluation of Canoo and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

**Forward Looking Statements**

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of Canoo's go-to-market strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Canoo's and HCAC's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo and HCAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of HCAC or Canoo is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Canoo; risks related to the rollout of Canoo's business and the timing of expected business milestones and commercial launch; risks related to future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and subscription business model; the effects of competition on Canoo's future business; the amount of redemption requests made by HCAC's public stockholders; the ability of HCAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in HCAC's final prospectus filed on March 4, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, in each case, under the heading "Risk Factors," and other documents of HCAC filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither HCAC nor Canoo presently know or that HCAC and Canoo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect HCAC's and Canoo's expectations, plans or forecasts of future events and views as of the date of this presentation. HCAC and Canoo anticipate that subsequent events and developments will cause HCAC's and Canoo's assessments to change. However, while HCAC and Canoo may elect to update these forward-looking statements at some point in the future, HCAC and Canoo specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing HCAC's and Canoo's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

**Use of Projections and Description of Key Partnerships**

This presentation contains projected financial information with respect to Canoo, namely revenue, gross profit, operating capital expenditures, EBITDA and EBIT for 2020-2026. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of HCAC nor the independent registered public accounting firm of Canoo, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

This presentation contains descriptions of certain key business partnerships of Canoo, including with Hyundai Motor Group and the contract manufacturer. These descriptions are based on the Canoo management team's discussions with such counterparties and the latest available information and estimates as of the date of this presentation. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of this presentation and, as a result, such descriptions of key business partnerships of Canoo, remain subject to change.

2

CANOO

# DISCLAIMERS (CONT.)

**Financial Information; Non-GAAP Financial Measures**

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by HCAC with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA and EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. HCAC and Canoo believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Canoo’s financial condition and results of operations. HCAC and Canoo believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Canoo’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Canoo’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Canoo is not providing a reconciliation of our projected EBITDA for full years 2020-2026 to the most directly comparable measure prepared in accordance with GAAP because Canoo is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, Canoo is unable to address the probable significance of the unavailable information, which could be material to future results. You should review Canoo’s audited financial statements, which will be included in the Registration Statement (as defined below) relating to the proposed business combination (as described further below). In addition, all Canoo historical financial information included herein is preliminary and subject to change pending finalization of the 2019 audit of Canoo in accordance with PCAOB auditing standards.

**Additional Information About the Proposed Business Combination and Where To Find It**

The proposed business combination will be submitted to stockholders of HCAC for their consideration. HCAC intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to HCAC’s stockholders in connection with HCAC’s solicitation for proxies for the vote by HCAC’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Canoo’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, HCAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. **HCAC's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with HCAC's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about HCAC, Canoo and the proposed business combination.** Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by HCAC, without charge, at the SEC's website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (307) 734-4849.

**INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.**

**Participants in the Solicitation**

HCAC, Canoo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HCAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HCAC’s stockholders in connection with the proposed business combination will be set forth in HCAC’s proxy statement / prospectus when it is filed with the SEC. You can find more information about HCAC’s directors and executive officers in HCAC’s final prospectus dated February 28, 2019 and filed with the SEC on March 4, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in HCAC’s proxy statement / prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

**No Offer or Solicitation**

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

**Trademarks**

This presentation contains trademarks, service marks, trade names and copyrights of Canoo, HCAC and other companies, which are the property of their respective owners.

3

CANOO 4

CANOO 5

CANOO 6 CANOO

CANOO 7 CANOO Note: Directional Image

CANOO

# PROPOSED TRANSACTION SUMMARY

## TRANSACTION OVERVIEW

- Hennessy Capital Acquisition Corp. IV announced a business combination with Canoo Holdings Ltd., a technology-driven company developing unique electric mobility solutions to transform urban transportation
- The transaction, inclusive of the over $300 million PIPE financing, is expected to fully fund the equity financing requirements for the Canoo B2C Lifestyle Vehicle (LV) to start of production
- Pro forma enterprise value of ~$1.84 billion, implying a 0.79x EV / 2025E revenue multiple
- Existing Canoo shareholders will own ~71.5% of the pro forma equity[1]
- The transaction is expected to close in Q4 2020

## CAPITAL STRUCTURE

- The transaction will be funded by HCAC cash held in trust account, HCAC common stock and proceeds from the PIPE financing
  - Transaction expected to result in ~$607 million of cash proceeds to Canoo to fund its commercial development and growth plans

8

1. Prior to planned participation in the PIPE. See slide 52 for key assumptions and information.

CANOO 9 HENNESSY CAPITAL –A CATALYST FOR GROWTH Strong alignment with Hennessy Capital’s objectives for value creation and growth 190 High Potential Targets Identified 29 Meaningful Reviews Completed 17 Initial Offers $1,430 $4,127 2024E Revenue 2026E Revenue $188 $964 2024E EBITDA 2026E EBITDA (Canoo Projected Financials, $m) 70% CAGR 127% CAGR IMMENSE OPPORTUNITY & GROWTH Specifically, HCAC performed 15 meaningful reviews of EV and advanced mobility companies, building conviction around the future of the sector and Canoo’s growth opportunity in the landscape

CANOO

# WHAT CANOO HAS ACHIEVED IN TWO YEARS

| | |
|---|---|
| RAPID DEVELOPMENT | Only 19 months to design, engineer and manufacture Beta vehicle – **a process that typically takes 3 to 5 years** |
| EFFICIENT CAPITAL DEPLOYMENT | **$250 million investment to reach Beta** vs. market standard typically measured in billions of dollars |
| PROPRIETARY TECHNOLOGY PLATFORM | **Develops and owns proprietary technology**, and therefore **not dependent on external licensing** |
| IMMEDIATE REVENUES | Phased, de-risked go to market strategy resulting in immediate revenues |
| ASSET-LIGHT MANUFACTURING | Asset-light business model with **a leading contract manufacturing partner** |
| MARKET VALIDATION | **Strong relationships with global leaders,** including Hyundai, validate commercial progress, versatile applications for both consumer and B2B; positive consumer engagement |
| PURPOSE-BUILT FINANCIAL PROFILE | **Subscription business model with potential to deliver highly attractive returns on equity** enabled and enhanced by Canoo's technology platform and purpose-built Lifestyle Vehicle |
| EXCEPTIONAL TEAM | **Highly experienced team** with deep automotive and technology background |

10

CANOO 11 SUMMARY HIGHLIGHTS 1 PROPRIETARY, MODULAR SKATEBOARD 2 MULTI-FACETED GROWTH STRATEGY 3 UNIQUE SUBSCRIPTION MODEL 4 DE-RISKED MANUFACTURING STRATEGY 5 ATTRACTIVE ENTRY VALUATION

CANOO

# CANOO’S WORLD-CLASS MANAGEMENT TEAM

**Established record of success** designing, engineering and launching vehicles and technology products at scale



## Ulrich Kranz / In Charge*

- Former BMW executive
- 30+ years in BMW and MINI
- Creator and Head of BMW i Division



## Richard Kim / In Charge of Design & Brand

- Lead Exterior Designer of i3 production vehicle, i3 and i8 concepts, and i8 Spyder concept at BMW
- Design Manager of VW Audi Group
- Faculty, Art Center College of Design



## Paul Balciunas / In Charge of Finance & Corporate Development*

- 10+ years of electric vehicle financing
- Previously member of Deutsche Bank’s Global Automotive Investment Banking Group



**Alexi Charbonneau**
In Charge of Skateboard and Body



**Christoph Kuttner**
In Charge of Vehicle Trim



**Sohel Merchant**
In Charge of Vehicle Architecture



**Bill Strickland**
In Charge of Vehicle Programs



**Phillip Weicker**
In Charge of Propulsion and Electronics



**Meera Pisharody**
In Charge of HR



**Andrew Wolstan**
In Charge of Legal



**Alex Marcinkowski***
In Charge of Corporate Strategy

* **Denotes presentation speaker**

12

CANOO 13 CANOO COMPANY OVERVIEW

CANOO

# CANOO AT A GLANCE – DISRUPTIVE EV COMPANY

## Company Overview

- Offers modular, purpose-built EVs to solve the future of mobility
- Developed **the flattest and lowest profile skateboard in the industry** that enables a variety of vehicle configurations
- **Dual-pronged B2C / B2B strategy** targets large markets that are primed for explosive growth
- Partnership with HYUNDAI **to co-develop** a future electric car platform
- Reached Beta in only **19 months**
- Headquartered in Los Angeles, CA
- Launched in 2018

**$250 million**
Investment to Beta

**~250+**
Miles per Charge

**Level 2.5**
Autonomous Capability

**Over $450 million**
Capital Raised to Date[1]

**90K Sq. Ft.**
R&D Center

**~300**
Employees

## Proprietary EV Skateboard Technology



## Wide Range of Applicability



## Experienced Engineers and Management

Highly-experienced leadership from the auto and tech industry

Ford, Audi, SPACEX, BMW, VW, MINI, TESLA

1. The amount raised does not include primary proceeds from HCAC cash held in trust and PIPE capital.

14

CANOO 15 19MONTHSTOBETA 13DRIVINGPROTOTYPES 32BETAPROPERTIES 50+CRASHTESTSCOMPLETED

CANOO 16 CANOO’S COMPETITIVE MOATS DEMONSTRATED VIABILITY Already designed, manufactured and tested a fleet of Beta vehicles, conducted over 50 crash tests and attracted blue chip customers DESIGNED FOR LOWEST COST IN INDUSTRY Proprietary, robust skateboard architecture simplifies the BOM and manufacturing processes, translating to lower costs to our customers OUR PLATFORM IS HIGHLY MODULAR Allows for rapid, efficient development of new product offerings WE HAVE OPTIMIZED FOR SPACE EFFICIENCY Market leading interior space relative to vehicle footprint with the industry’s first true steer-by-wire platform coming to market MANUFACTURABILITY IS BUILT INTO OUR DESIGNS Purpose built for efficient manufacturing and superior economic returns 1 2 3 4 5

CANOO 17 THREE PHASES OF REVENUE STREAMS Canoo has a multi -phased approach to generate revenue and grow operations 1. Skateboard licensing opportunity not currently reflected in the financial model or projections and represents an upside opportunity for these figures. Description Timing $120 $450 2021E 2025E Engineering Services Electric vehicle concept design and engineering services for auto OEMs and other Strategics Today CAGR: 39% B2C No commitment subscription program that includes a vehicle and other services bundled into a single monthly payment $79 $1,191 2022E 2025E 2022 CAGR: 147% B2B Canoo delivery vehicle and Canoo skateboard licensing (upside opportunity) 1 2023 $175 $700 2023E 2025E CAGR: 100% Revenue ($m) ($m) ($m)

CANOO 18 CANOO CANOO’S FOUNDATION: THE SKATEBOARD

# CANOO SKATEBOARD TECHNOLOGY

Canoo has developed and produced a unique **independently drivable rolling chassis**



- **The first true steer-by-wire platform coming to market**
- **Composite leaf spring suspension**
- **Majority of crash test incorporated into skateboard design**
- **Battery modules incorporated directly into skateboard structure**
- **In-house designed ECUs and battery management system (BMS)**

***Flattest and lowest profile skateboard in the industry enables minimized footprint, maximized interior volume and highly modular configurations, while cutting development costs***

CANOO 20 FASTER, SMARTER, BETTER Enables new vehicle development in as little as 18 to 24 months at a lower cost vs. competitors by leveraging modular core skateboard technology

CANOO 21 COLLABORATION WITH GLOBAL LEADING OEM Partnership with Hyundai represents compelling customer traction –illustrating Canoo's technological leadership and reinforcing commercial confidence in its offerings Hyundai Motor Group & Canoo to Co-Develop All-Electric Platform for Future Electric Vehicles ▪ The companies will jointly develop an all-electric platform based on Canoo’s fully scalable, proprietary skateboard design for upcoming Hyundai and Kia EVs and PBVs ▪ Hyundai Motor Group expects the new platform using Canoo’s skateboard architecture to allow for a simplified and standardized development process, lowering vehicle price “We were highly impressed by the speed and efficiency in which Canoo developed their innovative EV architecture, making them the perfect engineering partner for us as we transition to become a frontrunner in the future mobility industry” -Albert Biermann, Head of R&D at Hyundai Motor Group

CANOO

# CANOO VEHICLE OFFERINGS

| | B2C Lifestyle Vehicle (LV) | B2B Delivery Vehicle (DV) | B2C Sport Vehicle (SV) |
|---|---|---|---|
| **Vehicle** |  |  |  |
| **Estimated Specifications** | ▪ 250+ mile range<br>▪ Charge time of 20% to up to 80% in 28 minutes<br>▪ 125 mph top speed<br>▪ 7 passenger seat capacity | ▪ 200+ mile range<br>▪ Total cargo volume ranging from 6.2 to 11 $m^3$<br>▪ ~2,600 kg vehicle weight | ▪ 300+ mile range<br>▪ 4 or 5 passenger seat capacity<br>▪ Smaller footprint than Tesla Model 3 with capacity for as much as twice the interior space<br>▪ Developed specifically for subscription model |
| **Target Launch** | ▪ Q2 2022 | ▪ 2023 | ▪ 2025 |
| **Description** | ▪ Available exclusively through subscription program that bundles vehicle and key services<br>▪ Targeting young professionals | ▪ Flat skateboard design allows for maximum volume efficiency relative to competitor vehicles<br>▪ Powertrain, battery, electrical and thermal systems are direct carryovers from Lifestyle Vehicle, ensuring reduced cost and time to market | ▪ 2nd consumer vehicle introduced via subscription to complement LV in lineup<br>▪ Targets different demographic than LV to capture more conventional vehicle audience |

***All based on same proprietary Canoo skateboard platform***

Note: Vehicle specifications are prospective, reflecting current engineering and design direction. Final production vehicle specifications are subject to change.

22

CANOO 23 SIGNIFICANT OPPORTUNITY EXISTS Canoo’s dual -pronged B2C / B2B strategy targets large markets that are primed for explosive growth 1. Source: EVAdoption. 2. Source: TechNavio. 3. Source: eMarketer. Canoo’s B2B Delivery Vehicle targets the last mile delivery market, which is supported by the $1 trillion North American e-commerce market $31.3 $35.3 $39.9 $45.1 $51.0 2018 2019 2020E 2021E 2022E $636.7 $726.8 $826.9 $943.6 $1,053.1 2018 2019 2020E 2021E 2022E ($bn) ($bn) Canoois targeting California for the initial rollout of its B2C Lifestyle Vehicle due to the state’s outsized market share and targeted customer base 153,442 175,000 220,000 290,000 350,000 2018 2019E 2020E 2021E 2022E U.S. EV SALES FORECAST 1 NORTH AMERICAN E -COMMERCE MARKET SIZE 3 LAST-MILE DELIVERY SERVICES MARKET SIZE 2 CALIFORNIA EV FORECAST 1 328,118 382,920 507,710 686,450 824,050 2018 2019E 2020E 2021E 2022E B2C LIFESTYLE & SPORT VEHICLES B2B DELIVERY VEHICLE Lifestyle Vehicle Sport Vehicle (vehicles) (vehicles)

CANOO 24 CANOO LIFESTYLE VEHICLE

CANOO 25 THE POST-SUV EVOLUTION U S A B I L I T Y TIME STATION WAGON 1960s – ’70s MINIVAN 1980s – ’90s SUV 2000s – PRESENT CANOO FUTURE OF SPACE Consumers want space for passengers and cargo

CANOO 26 INTERIOR A loft on wheels with everything you need and nothing you don’t

CANOO 27 THE OPTION TO MAKE IT YOUR OWN Canoo members will get the chance to “wrap” their vehicle in custom skins to personalize the experience and keep every vehicle looking and feeling fresh Pegboards Customize the Canoo sidewall with various options Exterior Wraps 1 Numerous custom skins available to make your Canoo unique BYOD Bring your own device so you can keep using all the apps you love 1. Wrapping available for extra fee ▪ One color / one trim greatly simplifies fleet management and reduces supply chain and manufacturing costs and complexity ▪ Customization for each subscriber can enhance the customer experience, increase average time on lease, and decrease churn / increase fleet utilization ▪ Uniquely customizable exterior and interior makes vehicle feel purpose-builtfor each subscriber and feel “new” irrespective of actual vehicle age

CANOO 28 LIFESTYLE VEHICLE OVERVIEW Flat design of the Canoo skateboard enables the highest volume utilization across all classes of competitor vehicles Source: Publicly available specification sheets. 1. SAE J1100 PV1 + PV2 + PV3; ft 3 2. SAE J1100 L103; millimeters 3. SAE J1100 L101; millimeters Honda Odyssey Volkswagen e-Golf Canoo Length:4,421mm Passenger Volume:188.1 cu. ft. Length:5,161mm Passenger Volume:160.1 cu. ft. Length:4,270mm Passenger Volume:93.5 cu. ft. Tesla Model 3 Length:4,694mm Passenger Volume:96.9 cu. ft. 2,629 2,850 2,875 2,965 3,000 Volkswagen E-Golf Canoo Tesla Model 3 Tesla Model X Honda Odyssey 5,161 5,036 4,694 4,421 4,270 Honda Odyssey Tesla Model X Tesla Model 3 CanooVolkswagen E-Golf 188 160 112 97 94 CanooHonda Odyssey Tesla Model X Tesla Model 3 Volkswagen E-Golf 13 9 7 7 6 Canoo Honda Odyssey Tesla Model X Volkswagen E-Golf Tesla Model 3 TOTAL PASSENGER VOLUME 1 LENGTH 2 WHEELBASE 3 CUBIC FEET OF PASSENGER VOLUME PER FOOT OF LENGTH

CANOO 29 FULLY AUTONOMOUS COMPATIBLE Level 2.5 autonomyfor SOP in 2022 ▪ Steer-by-wire ▪ Brake-by-wire ▪ Software integration module ▪ LiDARready ▪ Upgradable AI control module ▪ Uniquely integrateable with 3 rd party next-gen autonomy 7 Cameras 5 Radars 12 Ultrasonic sensors

CANOO 30 LIFESTYLE DEVELOPMENT PROGRAM TIMING Canoo’s rapid commercialization progress speaks to the quality and experience of its leadership team AUGUST 2020 Manufacturing Facility Retrofit Commences Gamma Kick-Off First Gamma Prototype Ready Gamma Program Sign-Off First Vehicle Available for Consumers Use Q2 2022 (estimated) Serial Start of Production

CANOO 31 CANOO CANOO B2B DELIVERY VEHICLE Large cargo utility space –with a very small footprint Note: Directional Image

CANOO 32 DELIVERY VEHICLE OVERVIEW Attractive configurations built on base skateboard targeted to address growing last-mile delivery market Note: Directional images. Source: Publicly available specification sheets. 1. SAE J1100 PV1 + PV2 + PV3; M 3 2. SAE J1100 L103; millimeters 3. SAE J1100 L101; millimeters 2,850 3,259 3,300 3,494 Canoo L3H3 Mercedes Sprinter L1H1 Ford Transit L2H2 SS WORK Box L 5,809 5,531 5,267 5,028 SS WORK Box L Ford Transit L2H2 Mercedes Sprinter L1H1 Canoo L3H3 11 10 8 8 Canoo L3H3 Ford Transit L2H2 SS WORK Box L Mercedes Sprinter L1H1 2.0 1.8 1.5 1.4 Canoo L3H3 Ford Transit L2H2 Mercedes Sprinter L1H1 SS WORK Box L L1H1 L2H2 L3H3 4359 4830 5028 1890 2000 2150 TOTAL CARGO VOLUME 1 LENGTH 2 WHEELBASE 3 CUBIC METERS OF CARGO VOLUME PER METER OF LENGTH

CANOO

# DELIVERY VEHICLE DEVELOPMENT STRATEGY

## ESTIMATED 18 MONTHS FROM PROJECT START TO DELIVERY

**Q1 2021 Project Start with Estimated Serial Production by Q4 2022 and Revenue by Q1 2023**

**Aggressive timing plan enabled by:**

1. Canoo being an established company
2. Employing a simple but forward-thinking top hat design
3. Utilization of significant portions of carry-over technology

## DEVELOPMENT STRATEGY

- Direct carryover content from core skateboard technology
  - Includes powertrain, battery, electrical architecture, thermal system
  - Only minor modification and repackaging required
- Chassis, crash structure strategy and body design will be modified to facilitate dimensional, performance and cost requirements
  - Utilize experience from LV platform to accelerate commercialization timeline
- Top hat design utilizes simple and modern aesthetic to simplify engineering and manufacturing
  - Reduced cost and time to market







Note: Directional images.

33

CANOO 34 CANOO CANOO SPORT VEHICLE Note: Directional Image

CANOO 35 SPORT VEHICLE OVERVIEW ▪ Expectedto be available to customers in 2025 ▪ Utilizessame core skateboard platform as the Lifestyle and Delivery Vehicles, reducing cost to develop and launch ▪ Applies proprietary technology to a traditional, sedan-like vehicle, enabling Canoo to penetrate a new, separate market segment Smaller and shorter than Tesla Model 3, but with capacity for far greater interior space , enabled by Canoo’s proprietary skateboard Note: Directional images.

CANOO 36 CANOO CONTRACT ENGINEERING

CANOO

# CONTRACT ENGINEERING & LICENSING OPPORTUNITIES

Contract engineering **partnerships validate Canoo's technology** and generate revenue that **reduces the Company's overall execution risk**

## SELECT CUSTOMER TYPES

- Technology Companies
- Passenger Vehicle OEMs
- Delivery Vehicle OEMs
- Autonomous Vehicle Technology Suppliers

CANOO

## ACTIVITY OVERVIEW

- $120 million of projected revenue in 2021E
- Pipeline of 7 projects
- Potential projects:
  - Design
  - New Vehicle Contract Engineering
  - Skateboard Licensing[1]
  - Vehicle Sales

## SELECT PROJECTS

**Hyundai** – New Vehicle Contract Engineering
- Validated skateboard technologies over 12 months with multiple onsite visits

**AI / VR Start-up** – Design
- Canoo recognized as vehicle platform for AR integration with potential for significant vehicle orders for partner

**European Auto OEM** – Delivery Vehicle Contract Engineering
- Last-mile electric vehicle delivery solutions to win contracts with logistics players

**Tech Strategic** – Contract Engineering & Vehicle Sales
- Player in smart car and autonomous vehicle that has identified Canoo as a base platform to integrate systems

1. Skateboard licensing opportunity not currently reflected in the financial model or projections and represents an upside opportunity.

37

CANOO 38 CANOO SUBSCRIPTION

CANOO 39 NOT A CAR SWAPPING MODEL …Which requires high penetration rates and complex logistics OR A RIDESHARING COMPANY …Which have challenging unit economics Lease Time commitment Down payment Customer pays maintenance No insurance - Time commitment No down payment Routine maintenance at no extra cost We handle the DMV for you Access and assistance with insurance Charging access at your fingertips + Subscription = One monthly payment, no commitment CANOO IS A SUBSCRIPTION Simplest way to have a single vehicle all to yourself for as long as you want (minimum term of 1 month)

CANOO 40 GROWING DEMAND FOR SUBSCRIPTION MODELS Macro trends driving accelerated auto subscription demand 1. Rethink, WSJ. Representative sample of largest developed global metropolitan areas. 2017 2018 2019 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 0 1 2 3 4 5 6 7 Individual ownership miles TaaS miles SOP CHARACTERISTIC BENEFIT Vehicle is electric No legacy dealer network Manufacturing to demand Vehicle manufactured for subscription Vehicle comes in single variant Subscription is direct-to-consumer Valuable consumer data collection Provider has no vehicles in market Less maintenance, greater longevity Barrier to entry Significantly reduces overcapacity risk Cost conscious BOM, durable components Easy to repair, smaller part bin, cheaper No dealers translates to additional margins Data monetization opportunities More attractive depreciation schedule No competing service has all the critical elements for a successful subscriptionmodel GROWTH IN “TRANSPORTATION -AS-A-SERVICE” ( TaaS) IS DRIVING DEMAND FOR NEW MOBILITY SOLUTIONS 1 CRITICAL SUCCESS FACTORS FOR SUBSCRIPTION SERVICES (tn)

CANOO 41 SUBSCRIPTION MODEL We believe subscription -based models are essential for success today and into the future Pay Month to Month No Dealerships Access to Insurance Within Canoo App Maintenance Included Public Charging Included Registration Included 1.No upfront payment or breakage fees upon contract termination vs. sizeable down payment and lease costly opt-out fees 2.Minimum term of 1 month vs. fixed term of 2 to 3 years 3.No dealers and direct-to-consumer vs. picking up car at dealer network 4.Digital first experience (managed via Canoo app) vs. complex paperwork and physical process 5.Includes benefits within monthly payment price vs. a payment that only gets you a vehicle 6.Canoo keeps vehicle for entire lifecycle vs. sending to re-sale auction after lease ends BENEFITS OF A SUBSCRIPTION MODEL SUBSCRIPTION VS. LEASING No Up -Front Payment or Breakage Fee

CANOO 42 HOW IT WORKS Subscription is a direct-to-consumer, no commitment and transparent alternative to leasing / buying a vehicle 01 Apply For Subscription 02 Receive Your Canoo 03 Drive As If It’s Yours 04 Enjoy The Subscription 05 Return When Ready Download the Canoo app and apply to be a member Once approved, go and pick up your Canoo at a nearby location in your city Use the vehicle as if you owned or leased the vehicle (minimum term of 1 month) Experience the peace of mind and flexibility of one monthly payment for all your vehicle needs: insurance, charging, registration and routine maint. all included Drop off your Canoo at the closest location

CANOO

# CANOO DELIVERS OUTSIZED VALUE AT COST EQUIVALENCE

Subscription model pricing versus a traditional lease

## TRADITIONAL LEASE


$
$$$
Consumers Pay ~40% More Than Lease Price
Lease Payment
Down Payment
Maintenance
Registration
Charging
All-In Lease Costs[1]

TESLA

- × Requires Sizeable Down Payment
- × Multi-Year Commitment
- × Fragmented Vendor Landscape
- × Difficult to Manage

## CONSUMER SUBSCRIPTION


$$$
Monthly Fee

CANOO

- ✓ No Down Payment
- ✓ No Term or Commitment
- ✓ No Dealers
- ✓ No DMV or Registration
- ✓ No Out-of-Pocket Maintenance
- ✓ Unified Experience Through App

Note: Bar charts represent illustrative costs.

1. All-in costs include lease down payments, registration / renewal fees, maintenance / repair costs, charging and title / delivery fees.

43

CANOO 44 SUBSCRIPTION GO -TO-MARKET PARTNERSHIPS Fleet Operations Payment Processing Maintenance And Repair Platform Support Charging Insurance Government Financing Utilizing partnerships to focus on core competencies and reduce execution risk: ▪ Facilitates the city-by-city launch and operations of Canoo subscription model ▪ Focused on 13 key U.S. metropolitan areas, starting in Southern California ▪ Enables Canoo to be asset / infrastructure light ▪ Leverages lessons and experience of larger companies and auto subscription experts ▪ Keeps a larger portion of Canoo’s costs as variable expenses, providing greater financial flexibility ▪ Provides greater clarity in cost projections ▪ Optimizes customer experience for subscribers PARTNERSHIP CATEGORIES

CANOO 45 SUBSCRIPTION VS . SALE A subscription model can generate an estimated ~4x margin on each vehicle compared to a direct sale Note: All figures indexed to 100. 1. Analysis is representative and does not necessarily reflect Canoo’s specific subscription economics. 100 ONE-TIME SALE REVENUE 80 VEHICLE COST 20 DIRECT SALE MARGIN 225 VEHICLE LIFETIME REVENUE 145 VEHICLE LIFETIME COST SUBSCRIPTION MODEL 1 ONE-TIME VEHICLE SALE 80 SUBSCRIPTION MARGIN

CANOO 46 ILLUSTRATIVE SUBSCRIPTION UNIT ECONOMICS Subscription generates consistent cash flow and strong ROE over vehicle life –model is less dependent on new vehicle sales, creating a considerably more profitable & resilient model when compared with other OEMs ($9) $2 $2 $2 $2 $2 $6 $6 $6 $6 $6 $6 ($20) ($6) ($6) ($6) ($5) ($5) ($2) ($2) ($2) ($2) ($1) ($1) Total Lifetime Revenue $90 Total Lifetime Vehicle Costs ($57) Total Lifetime Profit / Vehicle $33 Total Lifetime Margin 37% 12-YEAR CONTINUOUS CUSTOMER CASH FLOW 1 TOTAL VEHICLE PROFIT 1 R e v e n u e C o s t s N e t C a s h F l o w ($ 000s) First year cost includes BOM, contract manufacturing fee, delivery fee and allocation of tooling costs $11 $7 $7 $7 $7 $7 $7 $7 $7 $7 $7 $7 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Year 11 Year 12 ($ 000s) Subscription model generates highly attractive ROE 2 and projected to deliver a premium trading multiple Upon repaying vehicle loan, subscription model yields significant returns on equity Analysis does not include further upside value opportunity upon end of 12-year subscription period 1. Analysis is representative and does not necessarily reflect Canoo’s specific subscription economics. 2. Illustrative Gross ROE of 147% and 12-year IRR of 28%.

CANOO 47 CANOO MANUFACTURING

CANOO

# MANUFACTURING RELATIONSHIP

Canoo has an **asset-light** model through a **strategic relationship** with **a world-class contract manufacturer,** which has allowed Canoo to reach Beta faster and with less capital deployed vs. EV competitors

## BENEFITS OF CONTRACT MANUFACTURING

| MANUFACTURING PROCESS | CANOO | STANDARD EV MANUFACTURING |
| --- | --- | --- |
| ➢ Reduces cash and capital requirements | ✓ | ✗ |
| ➢ Plugs into up-and-running world-class manufacturing systems | ✓ | ✗ |
| ➢ Ability to quickly scale volumes up or down based on demand | ✓ | ✗ |
| ➢ Leverages existing manufacturing know-how and process | ✓ | ✗ |
| ➢ Reduces overcapacity and production risk | ✓ | ✗ |

## STRATEGIC RELATIONSHIP: CANOO VEHICLES DESIGNED FOR MANUFACTURABILITY AT HIGHEST QUALITY LEVELS

**CANOO**

- ✓ **IP, design and engineering of the vehicle**
- ✓ **Initial tooling investment** required for manufacturing
- ✓ Vehicle **distribution**
- ✓ **Support** manufacturing engineering and operations

Fee per vehicle

Initial purchase of required tooling

$



Fully assembled vehicle

**World-Class Contract Manufacturer**

- ✓ **Assembly** of skateboard, cabin **and** complete vehicle
- ✓ **Expenses for labor and overhead costs** needed to manufacture the vehicle
- ✓ **Resource planning** for plant labor and materials
- ✓ **Procurement** of required parts and materials on contracting model

48

CANOO

# MANUFACTURING PLAN

Vehicle production will be outsourced, **reducing complexity and required CapEx** and allowing Canoo to focus on core competencies and **benefit from a leading contract manufacturer's expertise**

## PRODUCTION FACILITY STRATEGY

**Attributes**

- Body shop and full assembly
- No paint shop needed
- Flexible production volumes
- Capacity: **100K units / year**
- SOP 2022

**Process**

1. **No painting** – skateboard, upper body and closures are E-coated while exterior is constructed of colored thermoplastic
2. **Separate build of skateboard and cabin bodies in parallel;** body shop to consist of skateboard, cabin and closures lines
3. **Skateboard assembled from chassis and powertrain**, including electrical wiring for the battery
4. **General assembly** line will **marry skateboard structure to upper body top hat** and install wiring, electronics, carpet, trim, IP, seats, exterior and other components
5. **Final full vehicle testing** before completion

## EFFICIENT PRODUCTION PROCESS


UPPER BODY AND CLOSURES (BODY SHOP)
E-COAT
INTERIOR / EXTERIOR ASSEMBLY
CHASSIS ALIGNMENT
END OF LINE TEST (FINISHING)
SKATEBOARD BODY (BODY SHOP)
E-COAT
SKATEBOARD ASSEMBLY

- Canoo **deliberately** and **thoughtfully engineered** skateboard and top hat for **efficient manufacturing** at high volumes at the **highest quality** levels
- Proprietary parallel process **cuts manufacturing time significantly** and **eliminates costly** or **problematic processes** such as painting

***Contract manufacturer would launch the production of Canoo's vehicles in their assembly facility***

49

CANOO 50 CANOO FINANCIALS & TRANSACTION OVERVIEW

CANOO

# SUMMARY FINANCIAL PROJECTIONS

Model conservatively assumes rollout in 13 cities – **significant upside in expansion both domestically and internationally**

| *($m, except vehicle units)* | 2021E | 2022E | 2023E | 2024E | 2025E | 2026E |
|---|---|---|---|---|---|---|
| **Volumes** | | | | | | |
| Lifestyle Consumer | - | 10,000 | 25,000 | 50,000 | 50,000 | 50,000 |
| Delivery B2B Vehicle | - | - | 5,000 | 10,000 | 20,000 | 50,000 |
| Sport Consumer | - | - | - | - | 25,000 | 50,000 |
| **Total Volume** | - | **10,000** | **30,000** | **60,000** | **95,000** | **150,000** |
| *Cumulative Fleet Volume for Subscription* [1] | - | *10,000* | *35,000* | *85,000* | *160,000* | *260,000* |
| **Revenue** | | | | | | |
| Subscription | - | $79 | $265 | $630 | $1,191 | $1,927 |
| Engineering & B2B | $120 | $250 | $575 | $800 | $1,150 | $2,200 |
| **Total Revenue** | **$120** | **$329** | **$840** | **$1,430** | **$2,341** | **$4,127** |
| *% growth* | *258%* | *174%* | *156%* | *70%* | *64%* | *76%* |
| **Gross Profit** | | | | | | |
| Subscription [2] | - | $30 | $108 | $256 | $468 | $730 |
| *% margin* | *NM* | *38%* | *41%* | *41%* | *39%* | *38%* |
| Engineering & B2B | $25 | $95 | $89 | $172 | $239 | $449 |
| *% margin* | *21%* | *38%* | *15%* | *22%* | *21%* | *20%* |
| **Total Gross Profit** [2] | **$25** | **$125** | **$197** | **$429** | **$707** | **$1,178** |
| *% margin* | *21%* | *38%* | *23%* | *30%* | *30%* | *29%* |
| **EBITDA** [2] | **($349)** | **($245)** | **($69)** | **$188** | **$522** | **$964** |
| *% margin* | *NM* | *NM* | *NM* | *13%* | *22%* | *23%* |
| **EBIT** | **($372)** | **($287)** | **($118)** | **$127** | **$461** | **$903** |
| *% margin* | *NM* | *NM* | *NM* | *9%* | *20%* | *22%* |
| **Operating Capital Expenditures** [3] | **$128** | **$175** | **$56** | **$91** | **$16** | **$16** |
| *% of revenue* | *107%* | *53%* | *7%* | *6%* | *1%* | *0%* |

Note: Canoo estimates NOLs to fully offset taxable income through 2026E.

1. Includes Lifestyle and Sport Consumer vehicles.
2. Includes vehicle depreciation in COGS.
3. Excludes vehicle fleet capital expenditures.

51

CANOO

# TRANSACTION OVERVIEW

The transaction is expected to **fully fund the equity financing requirements** of the Canoo LV and the PIPE will be **anchored by existing Canoo shareholders**

## ESTIMATED SOURCES AND USES

| Sources | *($m)* |
|---|---|
| HCAC Trust Equity[1] | $309 |
| PIPE[2] | 323 |
| Stock Consideration to Existing Canoo Shareholders | 1,750 |
| **Total Sources** | **$2,382** |

| Uses | *($m)* |
|---|---|
| Stock Consideration to Existing Canoo Shareholders | $1,750 |
| Estimated Fees & Expenses | 25 |
| Cash to Canoo Balance Sheet[3] | 607 |
| **Total Uses** | **$2,382** |

## PRO FORMA VALUATION

| *($m, except per share amounts)* | |
|---|---|
| PF Shares Outstanding[4] | 244.8 |
| Share Price | $10.00 |
| **PF Equity Value** | **$2,448** |
| Plus: Debt[5] | $0 |
| Less: Cash[3] | (607) |
| **PF Enterprise Value** | **$1,841** |

## PRO FORMA CAPITALIZATION

*(m)*

| Pro Forma Ownership | Shares | % Ownership |
|---|---|---|
| Public Shareholders[1] | 37.5 | 15.3% |
| PIPE Investors[2] | 32.3 | 13.2% |
| Existing Canoo Shareholders | 175.0 | 71.5% |
| **PF Shares Outstanding** | **244.8** | **100.0%** |

## ILLUSTRATIVE PRO FORMA OWNERSHIP[1,2,4]


Public Shareholders, 15.3%
PIPE Investors, 13.2%
Existing Canoo Shareholders, 71.5%

1. Assumes no redemptions from HCAC's existing public shareholders and includes HCAC founders.
2. Includes participation in the PIPE by Canoo and HCAC related parties.
3. Excludes any existing cash balance held by Canoo and proceeds from the most recent convertible note financing of $155 million in 2020, which was converted pre-signing and is included in the $1.75 billion stock consideration to the existing Canoo shareholders.
4. Assumes new shares are issued at a price of $10.00. Excludes the impact of 24.4 million out-of-the-money HCAC warrants (strike price of $11.50 or 15% out-of-the-money) which is reflective of the cancellation of certain of the sponsor warrants. Excludes potential earnout shares to the existing Canoo shareholders of three tranches of five million shares each earned at share price targets of $18.00, $25.00 and $30.00.
5. Excludes Canoo forgivable PPP loan.

52

CANOO 53 ATTRACTIVE TRANSACTION PRICING Note: Figures in bar charts represent enterprise value. Apply a range of 2.00x –4.00x 1-year forward multiples, a discount to public comparables, to Canoo’s 2025E revenue The resulting future enterprise value is discounted back by 4 years to arrive at an implied enterprise value The transaction value implies a 74% discount to the midpoint of the implied future enterprise value and 46% discount to the midpoint of the discounted enterprise value ($m) 74% Discount 46% Discount Forward year multiples: 2.00x –4.00x 2025E revenue: $2,341 million Discount rate: 20% METHODOLOGY ASSUMPTIONS $1,841 $4,682 $2,258 $9,364 $4,516 Implied Future EV Implied Discounted EV Transaction Value

CANOO 54 Incorporates Netflix as a proxy for high-growth subscription and Tesla as a proxy for high-growth EV to valuation framework Applies 5-year median 2-year forward multiples to Canoo’s 2025E Subscription 1 and Engineering / B2B vehicle revenue Discounted back by 3 years to arrive at indicative enterprise value SUM-OF-THE-PARTS VALUATION Canoo has a unique business model that shares aspects of both a subscription and high -growth EV companies Source: FactSetas of August 14, 2020. 1. Includes Lifestyle and Sport Vehicle subscription revenues. 2. Represents median 2-year forward gross margin over the last 5 years for Netflix and Tesla and median over the next 5 years for Canoo. SOTP FORWARD MULTIPLE ANALYSIS SOTP METHODOLOGY Aug-15 Mar-16 Sep-16 Apr-17 Nov-17 May-18 Dec-18 Jul-19 Jan-20 Aug-20 0 1 2 3 4 5 6 7 8 9 10 Current 2-Yr. Fwd. EV / Revenue: 7.52x Aug-15 Mar-16 Sep-16 Apr-17 Nov-17 May-18 Dec-18 Jul-19 Jan-20 Aug-20 0 1 2 3 4 5 6 7 8 9 10 Current 2-Yr. Fwd. EV / Revenue: 7.65x HIGH -GROWTH SUBSCRIPTION BUSINESS MODEL HIGH -GROWTH EV OEM MODEL Median 2-Yr. Fwd. EV / Revenue: 2.79x Median 2-Yr. Fwd. EV / Revenue: 5.79x MEMO: MEDIAN GROSS MARGINS 2 Netflix: 39.6% CanooSubscription: 39.3% Tesla: 22.6% Canoo Engineering & B2B: 20.8% ($m) 2025E Revenue 2-Yr Fwd. Med. Multiple Implied 2023E Firm Value Subscription Revenue 1 $1,191 5.75x $6,848 Engineering & B2B Vehicle Revenue $1,150 2.75x $3,163 Total $2,341 4.28x $10,011 Discount Rate to 2020E Present Value 15% 20% 25% Indicative Enterprise Value $6,582 $5,793 $5,125 Post-money Enterprise Value – PIPE Entry $1,841 $1,841 $1,841 Implied Upside Potential 258% 215% 178%

CANOO 55 CANOO THANK YOU Note: Directional Image

CANOO 56 CANOO SUPPLEMENTAL MATERIALS

CANOO

# STRATEGIC INVESTMENT HIGHLIGHTS

| | | |
|---|---|---|
| 1 | Proprietary, Modular Skateboard | ▪ Canoo's proprietary electric vehicle skateboard design effectively enables multiple EV configurations and provides for high degree of design optionality across commercial and consumer applications<br>▪ Skateboard licensing to automotive OEMs, EV startups and technology companies remains a viable, high margin revenue source lending upside to the current financial model[1] |
| 2 | Multi-Faceted Growth | ▪ Canoo's development of its EV skateboard platform minimizes engineering investments and development costs and opens multiple revenue opportunities by catering to a broad spectrum of consumer and commercial customers<br>▪ Canoo capitalizes on dual-pronged go to market strategy (B2C + B2B) that significantly increases TAM / provides substantial growth opportunities, resulting in Engineering Services, Consumer Subscription and B2B segments projected to grow at projected CAGRs of 39%, 147% and 100%, respectively, through 2025[2] |
| 3 | Unique Subscription Model | ▪ Shifts in demographics and consumer preferences are supportive of new forms of transportation and business models<br>▪ The traditional experience of buying or leasing a car is burdensome to consumers and ripe for disruption<br>▪ Canoo's B2C subscription model delivers highly attractive return on equity and elongates the revenue generation horizon of a single vehicle to ~12 years with potential to achieve a higher margin |
| 4 | De-Risked Manufacturing Strategy | ▪ Canoo has reduced the risk of its manufacturing strategy by working with a Tier 1 automotive contract manufacturer<br>▪ Not owning and operating its own manufacturing facilities allows Canoo to reduce CapEx to focus on technology investments, accelerate its ability to scale and provide greater visibility into margins<br>▪ Ability to manufacture to demand and quickly scale volumes up or down, which reduces overcapacity and production risk |
| 5 | Attractive Entry Valuation | ▪ Upon completion of the business combination, Canoo will be a unique publicly traded EV asset differentiated by its numerous avenues to revenue generation and is expected to be the only EV player to integrate true steer-by-wire technology<br>▪ Long asset life and utilization, optimized direct costs and visible fleet dynamics translate to steady and recurring cash flows<br>▪ Canoo is much less dependent on new vehicle sales through its unique subscription model, which is projected to generate superior margins vs. direct sales, consistent cash flows and attractive ROE, and is estimated to deliver a premium trading multiple |

1. Skateboard licensing opportunity not currently reflected in the financial model or projections and represents an upside opportunity for these figures.
2. Projected CAGRs for Engineering Services, Consumer Subscription & B2B are 2021E-2025E, 2022E-2025E and 2023E-2025E, respectively.

57

CANOO

# CANOO SKATEBOARD DETAILS

## Proprietary, highly **differentiated skateboard** architecture **is the core** of all Canoo product offerings

| CANOO | |
|---|---|
| **Suspension** | Composite leaf spring suspension creates a completely flat skateboard maximizing interior passenger space and modularity |
| **Steering** | Steer-by-wire eliminates need for mechanical steering column, enabling full benefit of autonomous driving and maximizes interior space while minimizing overall vehicle footprint |
| **Battery Pack** | Battery pack fastened directly to skateboard structure, reducing weight and increasing usable space |
| **Crash Testing** | Majority of crash test incorporated into skateboard design, significantly reducing testing time and expense of future individual models |
| **Architecture** | Fully functional rolling chassis; powertrain and connectivity features embedded; crash tested; multiple battery, motor and load capabilities |
| **Power Systems** | High-integrity power distribution enables autonomy; small number of high-performance ECUs and zone based wiring harness for maximum efficiency |

| COMPETITORS | |
|---|---|
| **Suspension** | Traditional suspension intrudes into the passenger compartment, inefficiently utilizing interior space |
| **Steering** | Mechanical steering column creates engineering constraints and reduces flexibility for design |
| **Battery Pack** | Separate battery enclosure increases weight and requires additional space to accommodate |
| **Crash Testing** | Little crash test validation embedded in skateboard, requiring significant model-by-model testing |
| **Architecture** | Not a true rolling chassis, connectivity hardware not included |
| **Power Systems** | Architecture does not provide redundancies for higher autonomy levels; single-function ECUs add cost and reduces efficiency; heavy and costly wiring harness |





58

CANOO 59 A TRUE MODULAR PLATFORM GARNERING INTEREST Versatility of Canoo's skateboard allows for a wide range of potential products and use cases at minimal additional expense O N E S K A T E B O A R D M U L T I P L E C A B I N S

CANOO 60 HYUNDAI PRESS RELEASE Source: Hyundai website. Los Angeles / Seoul, Feb 11/12, 2020 –Hyundai Motor Group and Canoo announced today that Hyundai has engaged Canoo to jointly develop an electric vehicle (EV) platform based on Canoo’s proprietary skateboard design for upcoming Hyundai and Kia models. As part of the collaboration, Canoo will provide engineering services to help develop a fully scalable, all-electric platform to meet Hyundai and Kia specifications. Hyundai Motor Group expects the platform to help facilitate its commitment to delivering cost competitive electrified vehicles —ranging from small-sized EVs to Purpose Built Vehicles (PBV) —that meet diverse customer needs. [Canoo] offers a skateboard platform which houses the most critical components of the vehicle with a strong emphasis on functional integration, meaning all components fulfill as many functions as possible. This feat of engineering reduces the skateboard size, weight and total number of parts, which ultimately provides more interior cabin space and a more cost- effective EV offering. In addition, the Canoo skateboard is a self-contained unit that can be paired with any cabin design. Hyundai Motor Group expects an adaptable all-electric platform using Canoo’s scalable skateboard architecture to allow for a simplified and standardized development process for Hyundai and Kia electrified vehicles, which is expected to help reduce cost that can be passed along to consumers. Hyundai Motor Group also expects to reduce complexity of its EV assembly line, allowing for rapid response to changing market demands and customer preferences. With this collaboration, Hyundai Motor Group doubles down on its recent commitment to invest $87 billion USD over the next five years to foster future growth. As part of this drive, Hyundai plans to invest $52 billion USD in future technologies through 2025, while Kia will invest $25 billion USD in electrification and future mobility technologies, aiming for eco-friendly vehicles to comprise 25% of its total sales by 2025.

CANOO

# CANOO'S COMPARABLES

C A N O O

## EV Players

BYD · NIO · TESLA

- Pure-play EV competitors
- CapEx heavy business model vs. Canoo's asset-light operation

## AutoTech

Ambarella · BALLARD · CREE · Melexis · Mobileye · NVIDIA · PLUG POWER · XILINX

- Enabling next-gen technology in automotive sector
- Technology-driven differentiation

## Mobility Platform

lyft · Uber

- Alternative to traditional car ownership
- Digital-first access to consumers

## Consumer Subscription

ALARM.COM · NETFLIX · PELOTON · Roku · Spotify · vivint. SmartHome

- Disrupting longstanding business models
- Recurring revenue streams

## Recent AutoTech SPACs

Fisker · HYLIION · NIKOLA · LORDSTOWN · Velodyne

- High-growth AutoTech players
- Valuations driven by long-term projections

61

CANOO 62 63.7% 64.4% 41.4% 14.0% 46.5% 32.3% 29.2% 18.1% 16.3% 14.7% 12.6% 7.6% 48.5% 41.1% 41.3% 33.3% 21.8% 17.7% 8.9% 8.0% 220.0% 128.1% 105.2% 66.2% 66.0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 22.3% (11.2%) 16.3% 11.0% 56.6% (14.4%) 14.0% 42.2% 27.1% 15.8% 5.4% 31.3% (7.3%) (1.8%) 5.9% 2.2% 0.2% 20.8% 43.1% 20.2% 18.9% 6.6% 28.8% 10.4% 21.8% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 30.2% 13.4% 21.5% 14.7% 75.3% 24.4% 19.9% 66.2% 42.2% 34.3% 60.2% 69.2% 54.3% 54.3% 45.5% 44.5% 25.8% 40.4% 75.7% 67.3% NA 22.3% 35.2% 18.6% 57.8% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 OPERATING BENCHMARKING Source: FactSetand CapIQ. Market data as of August 14, 2020. Note: All metrics reflect CY2021E unless otherwise noted -Hyliion, Lordstown, Nikola, Fisker and Velodyne reflect CY2024E. 1. Mobileye represents CY2018E based on pre-announcement unaffected trading price as of March 10, 2017. AutoTech Recent SPACsConsumer SubscriptionMobility Platform Median: 41.4% Median: 17.2% Median: 19.7% Median: 105.2% Median: 14.7% Median: 51.2% Median: 45.0% Median: 28.8% Median: 11.0% Median: 21.4% Median: 13.0% Median: 18.9% Median: 44.8% Median: 54.3% Median: (4.5%) 2025E EV Players CY2021E CY2024E E B I T D A M a r g i n Y o Y R e v e n u e G r o w t h G r o s s P r o f i t M a r g i n Overall Median 32.8% Overall Median 42.2% Overall Median 14.9% 1 2025E 2025E

CANOO 63 0.01x 0.21x 0.08x 0.11x 0.68x 0.57x 0.90x 0.32x 0.97x 0.49x 0.32x 0.39x 0.08x 0.04x 0.27x 0.45x 0.16x 0.59x 0.52x 0.19x 0.04x 0.06x 0.02x 0.00x 0.00x 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 0.79x 8.55x 4.87x 1.55x 21.90x 16.66x 16.24x 14.76x 7.45x 7.29x 5.18x 4.91x 3.13x 1.97x 9.11x 7.88x 6.72x 4.69x 4.57x 4.11x 5.73x 4.15x 1.64x 0.25x 0.24x 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 3.5x 52.5x NM 14.1x NM NM 38.5x 26.1x 23.8x 46.1x 19.1x 91.6x NM NM NM 37.8x NM 23.2x 10.6x NM 86.8x 19.1x 5.7x 2.4x 1.3x 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 VALUATION BENCHMARKING Source: FactSetand CapIQ. Market data as of August 14, 2020. Note: All metrics reflect CY2021E unless otherwise noted -Hyliion, Lordstown, Nikola, Fisker and Velodyne reflect CY2024E. 1. Mobileye represents CY2018E based on pre-announcement unaffected trading price as of March 10, 2017. Median: 4.87x Median: 11.10x Median: 5.70x Overall Median 5.04x Median: 1.64x Median: 0.11x Median: 0.53x Median: 0.36x Overall Median 0.24x Median: 0.02x Median: 33.3x Median: 32.3x Median: 23.2x Overall Median 23.5x Median: 5.7x Median: 2.55x Median: 0.06x Median: NM E V / R e v e n u e E V / R e v / G r o w t h E V / E B I T D A 2025E 2025E 2025E AutoTech Recent SPACsConsumer SubscriptionMobility PlatformEV Players CY2021E CY2024E 1

CANOO

# CANOO VS. RECENT EV OPPORTUNITIES

Canoo's strategic and commercial development achievements compare favorably across the board

| | CANOO | FISKER | LORDSTOWN |
|---|---|---|---|
| Employee Headcount | ~300 | ~49 | ~70 |
| Funding Prior to SPAC Transaction | **~$480mm** ($130mm cash available) | ~$15mm | ~$15mm |
| SPAC Transaction Value | **~$1.8bn** | ~$1.9bn | ~$1.0bn |
| Current Implied Enterprise Value | - | ~$2.5bn[1] | ~$1.5bn[1] |
| # of Prototypes | **32 beta properties and 13 driving prototypes** | 1 | 1 |
| Physical Crash Testing | ✓ **Over 50 physical crash tests completed** | ✗[2] | ✗[2] |
| Core Drive Platform / Skateboard | ✓ **In-House designed and developed proprietary Canoo electric skateboard** | ✗[3] | Licensed Elaphe hub motor technology |
| Proprietary Mobility Tech | ✓ **Patented skateboard architecture, drivetrain, battery systems, and suspension (among numerous others)** | ✗ | Battery Pack, and Body and Frame Design |
| Direct Vehicle Competition | **No comparable market offerings** | Highly Competitive (Model Y, XC40, E-Tron, EQC, among many others) | Highly Competitive (F-150, Badger, Cybertruck, R1T, Hummer, and many others) |
| B2B Offerings | ✓ **Delivery Vehicle (3 configurations)**<br>✓ **Contract engineering engagements**<br>✓ **Skateboard licensing opportunities** | n/a | Endurance Pickup |
| B2C Offerings | ✓ **Lifestyle Vehicle**<br>✓ **Sport Vehicle** | Fisker Ocean<br>Fisker EMotion | n/a |

Source: Publicly available filings and investor presentations.

1. As of 8/14/2020.
2. Single prototype has been interpreted to mean that no physical crash tests have been completed on a production-intent vehicle.
3. Proxy statement discloses reliance on a third party OEM for a platform to develop and produce a vehicle. Have stated they have not achieved goal of signing a cornerstone agreement with Volkswagen and discussions have been delayed.

64